Exhibit 10.2

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) entered into this 22nd day of November, 2022, by and among Nowtransit Inc., a Nevada corporation (the “Company”) and the Purchaser identified on the signature page hereto (the “Purchaser”). The Purchaser and the Company may sometimes be referred to herein collectively as the “Parties”.

WHEREAS, the Company is authorized to issue shares of a new series of preferred stock of the Company designated as Series A Convertible Preferred Stock (the “Shares”), the terms of which are set forth in the certificate of designation for such series of preferred stock in the form attached hereto as Exhibit A;

WHEREAS, the Purchaser desires to purchase Shares and the Company desires to sell such Shares upon the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.     Sale and Purchase of Shares. The Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase the number of Shares as reflected on the Purchaser’s signature page for the consideration contained in this Agreement and subject to the terms and conditions of this Agreement, as set forth on each Purchaser’s signature page hereto. There is no minimum number of Shares which must be sold.

2.     Purchase Price. The total purchase price for the Shares shall be set forth on the Purchaser’s signature page. Upon the execution and delivery of this Agreement, the purchase price shall be delivered by the Purchaser to the Company and the certificates for the Shares shall be delivered by the Company or the Company’s Transfer Agent to the Purchaser as soon as reasonably practicable.

3.     Representations and Warranties of the Company. As an inducement to the Purchaser to enter into this Agreement and consummate the transaction contemplated hereby, the Company hereby makes the following representations and warranties, each of which is materially true and correct on the date of this Agreement:

3.1     The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Company;

3.2     When the Shares are paid for, they will be duly paid and non-assessable, free and clear of all liens and encumbrances, except for those arising under the applicable securities laws;

3.3     The execution and delivery of this Agreement by the Company and the observance and performance of the terms and provisions contained herein do not constitute a violation or breach of any applicable law, or any provision of any other contract or instrument to which the Company is a party or by which it is bound, or any order, writ, injunction, decree, statute, rule, by-law or regulation applicable to the Company;

3.4     No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, designating the Company as the bankrupt or the insolvent, are pending or, to the knowledge of the Company, threatened and the Company has not made an assignment for the benefit of creditors, nor has Company taken any action with a view to, or which would constitute the basis for, the institution of any such insolvency proceedings;

3.5     There are no actions, suits, or proceedings pending or, to the best of the Company’s knowledge, threatened, which could in any manner restrain or prevent the Company from effectually and legally selling the Shares pursuant to the terms and provisions of this Agreement;

3.6     The Company has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

3.7     The Company files reports with the Securities and Exchange Commission, which are available at www.sec.gov/EDGAR.

4.     Representations and Warranties of the Purchaser. As an inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, the Purchaser hereby makes the following representations and warranties, each of which is materially true and correct on the date of this Agreement:

4.1     The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Purchaser;

4.2     The execution and delivery of this Agreement by the Purchaser and the observance and performance of the terms and provisions of this Agreement on the part of the Purchaser to be observed and performed will not constitute a violation of applicable law or any provision of any contract or other instrument to which the Purchaser is a party or by which it is bound, or any order, writ, injunction, decree statute, rule or regulation applicable to it;

4.3     No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, designating the Purchaser as the bankrupt or the insolvent, are pending or, to the knowledge of the Purchaser, threatened and the Purchaser has not made an assignment for the benefit of creditors, nor has the Purchaser taken any action with a view to, or which would constitute the basis for, the institution of any such insolvency proceedings;

4.4     There are no actions, suits, or proceedings pending or, to the best of the Purchaser’s knowledge, threatened, which could in any manner restrain or prevent the Purchaser from effectually and legally purchasing the Shares pursuant to the terms and provisions of this Agreement;

4.5     The Purchaser has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement;

4.6     The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, and has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933 (the “Act”) or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Act, the Shares must be held indefinitely;

4.7     The Purchaser is an “accredited investor” within the meaning of the applicable rules and regulations promulgated under the Act for one of the reasons on the attached Exhibit B. The Purchaser (i) is experienced in and capable of evaluating and investing in private placement transactions in similar circumstances, (ii) is able to bear the substantial economic risks of an investment the Shares for an indefinite period of time, (iii) has no need for liquidity in such investment, (iv) can afford a complete loss of such investment, and (v) has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the Shares to evaluate the merits and risks of the purchase of the Shares and to make an informed investment decision with respect thereto; and

4.8     The offer to sell the Shares was directly communicated to the Purchaser by the Company. At no time was the Purchaser presented with or solicited advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation by a person not previously known to the undersigned in connection with the communicated offer.

5.     Survival of Representations and Warranties and Agreements. All representations and warranties of the parties contained in this Agreement shall survive the date of this Agreement and shall not be affected by any investigation made prior to the date of this Agreement.

6.     Indemnification.

6.1     Indemnification Provisions for Benefit of the Purchaser. In the event the Company breaches any of its representations, warranties, and/or covenants contained herein and provided that the Purchaser makes a written claim for indemnification against the Company, then the Company agrees to indemnify the Purchaser from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys’ fees and expenses.

6.2     Indemnification Provisions for Benefit of the Company. In the event the Purchaser breaches any of its representations, warranties, and/or covenants contained herein and provided that the Company make a written claim for indemnification against the Purchaser, then the Purchaser agrees to indemnify the Company from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys’ fees and expenses.

7.     Additional Covenants. The Parties covenant and agree as follows:

7.1     General. If any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as the other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefore under Section 6).

7.2     Company. The Company hereby covenants that the Company will, at the request of the Purchaser, execute, acknowledge and deliver to the Purchaser without further consideration, all such further assignments, conveyances, consents and other documents, and take such other action, as the Purchaser may reasonably request (a) to transfer to, vest and protect in the Purchaser and its right, title and interest in the Shares, and (b) otherwise to consummate or effectuate the transactions contemplated by this Agreement.

8.     Expenses. Except as otherwise provided in this Agreement, all parties hereto shall pay their own expenses, including legal and accounting fees, in connection with the transactions contemplated herein.

9.     Severability. In the event any provisions of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void provisions were deleted.

10.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

11.    Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective heirs, successors and assigns any rights, remedies, obligations, or other liabilities under or by reason of this Agreement.

12.    Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight next business day delivery, or by facsimile delivery followed by overnight next business day delivery, as follows:

To the Company:         Nowtransit Inc.

2825 East Cottonwood Parkway

Suite 500 - #5130

Salt Lake City, UT 84121

Email: jearl@nowtransit.co

Attention: Justin Earl, President

To the Purchaser:         The address set forth on the Purchaser’s signature page attached hereto or to such other address as any of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted from the date of transmission.

13.     Attorney’s Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney’s fee, including the fees on appeal, costs and expenses.

14.     Governing Law; Exclusive Jurisdiction. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to choice of law considerations. Any action brought by either Party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in New York County, New York. The Parties hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

15.     Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

16.     Assignment. No Party hereto shall assign its rights or obligations under this Agreement without the prior written consent of the other Party.

17.     Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the above date.

COMPANY:

Nowtransit Inc.

By:  /s/ Justin Earl

Name: Justin Earl

Title: President

[SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASER SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:

Prime Services Group

By:  /s/ Joe Thomas

Name: Joe Thomas

Title: President

Number of Shares: 40,000

Total Purchase Price: $40,000

Address for Notice:

Prime Services Group

4580 Thousand Oaks Drive

Salt Lake City, UT 84124

Email: jdtprimeservicesgroup@gmail.com

Attention: Joe Thomas

EXHIBIT A

TO STOCK PURCHASE AGREEMENT

Series A Certificate of Designation

[Attached]

EXHIBIT B

TO STOCK PURCHASE AGREEMENT

Accredited Investor Definition

For Individual Investors Only:

1.

I had individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse or Spousal Equivalent[1] in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year;

2.

I am a natural person whose individual net worth, or joint net worth[2] with my spouse or Spousal Equivalent, exceeds $1,000,000. “Net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities.

3.	I am a director, executive officer[3] or general partner of Nowtransit Inc. (the “Company”) or a general partner of the general partner of the Company.

4.

I hold one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

5.

I am a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

For Entities:

1.	All of the beneficial equity owners of the undersigned qualify as accredited individual investors;

1 “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

2 “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

3 “Executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.)

2.

The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

3.	The undersigned is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

4.	The undersigned is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

5.	The undersigned is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940;

6.	The undersigned is an insurance company as defined in Section 2(a)(13) of the 1933 Act;

7.	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

8.	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

9.	The undersigned is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

10.

The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

11.	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and:

a.	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

b.	the employee benefit plan has total assets in excess of $5,000,000; or

c.	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

12.	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

13.	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities offered and is one or more of the following:

a.	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986;

b.	corporation,

c.	Massachusetts or similar business trust,

d.	partnership, or

e.	limited liability company,

14.

The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.

15.	The undersigned is an entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

16.

The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940), of a family office meeting the requirements in the Section 16 above and whose prospective investment in the issuer is directed by such family office pursuant to Section 16(iii).